Advances to Vendors, Net	12 Months Ended
Sep. 30, 2025
Advances to Vendors, Net [Abstract]
Advances to Vendors, Net

NOTE 4 — ADVANCES TO VENDORS, NET

Advances to vendors consisted of the following:

	As of September 30,
	2025	2024
	US$	US$
Prepayments for virtual technology services	$10,865,623	$5,631,798
Prepayments for digital assets development	3,513,144	1,413,557
Subtotal	14,378,767	7,045,355
Less: allowance for doubtful accounts	(3,913,989)	(1,047,306)
Total advances to vendors, net	$10,464,778	$5,998,049
Less: advances to vendors - non-current	258,224	261,956
Advances to vendors – current	$10,206,554	$5,736,093

Advances to vendors primarily consisted of prepayments for virtual technology services and digital assets development outsourced to third party vendors. The Company conducts regular impairment tests on prepayments. Considering factors such as the credit status of suppliers, the possibility of fund recovery, and the progress of performance under relevant contracts, it classifies prepayments into different aging intervals and formulates corresponding bad debt provision ratios. As of September 30, 2025 and 2024, the allowance recorded amounted to $3,913,989 and $1,047,306, respectively. As of September 30, 2025, $258,224 of advances made to one vendor for digital assets to be acquired was expected to be utilized after one year from September 30, 2025 and before February 8, 2027. The balance is recorded as advances to vendors — non-current in the balance sheet.

The movement of allowance of doubtful accounts is as follows:

	For the years ended September 30,
	2025	2024
	US$	US$
Balance at beginning of the year	$1,047,306	$386,542
Addition	2,844,244	645,429
Foreign exchange translation	(22,439)	15,335
Balance at end of the year	$3,913,989	$1,047,306